                             STRONG INTERNET FUND

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

June 15, 2001

Dear Shareholder:

    A Special Meeting of Shareholders of the Strong Internet Fund will be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on Friday, July 20, 2001 at 8:00 a.m. Central Time. Enclosed is a Proxy Statement/Prospectus, which contains important proposals for you to consider. You are eligible to vote on this proposal because, on May 11, 2001, you were a shareholder of record of the Strong Internet Fund ("Fund" or "Internet Fund"), a series of Strong Equity Funds, Inc. ("Corporation").

    The Corporation's Board of Directors has unanimously approved the proposal that the Internet Fund be combined with the Strong Technology 100 Fund ("Technology 100 Fund"), another series of the Corporation, in a tax-free reorganization. If the shareholders of the Internet Fund and the Technology 100 Fund approve the proposal, you will become a shareholder of the Technology 100 Fund and your Internet Fund shares will be exchanged for an amount of Technology 100 Fund shares of equal value. No sales charges will be imposed in connection with the reorganization. In addition, the reorganization is not expected to cause you to recognize any taxable gains or losses on your shares in the Internet Fund.

    In light of the Internet Fund's small asset size, lack of expected asset growth, and lack of economies of scale, the Board of Directors of the Corporation believes that it is in the best interest of shareholders of the Internet Fund to reorganize the Internet Fund into the larger Technology 100 Fund. In addition, the Internet Fund's investment objective and investment policies are similar to those of the Technology 100 Fund. Accordingly, the Board of Directors of the Corporation strongly urges you to vote for the proposed reorganization.

    The enclosed materials provide more information. Please read this information carefully and call our proxy solicitor, Georgeson Shareholder Communications Inc., at 1-888-705-1054 if you have any questions. Your vote is important to us, no matter how many shares you own.

    After you review the enclosed materials, we ask that you vote FOR the proposed reorganization. Please vote for the proposal by completing, dating and signing your proxy card, and mailing it to us today. You also may vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

    Thank you for your support.

                                       Sincerely,

                                       Richard S. Strong
                                       Chairman

                             QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT

Q. On what am I being asked to vote at the upcoming special shareholder meeting on July 20, 2001?

A. You are being asked to approve a reorganization of the Strong Internet Fund ("Internet Fund") into the Strong Technology 100 Fund ("Technology 100 Fund").

Q.  Has the Board of Directors approved the proposal?

A. The Board of Directors has unanimously agreed that the reorganization is in the shareholders' best interest and recommends that you vote in favor of it.

Q.  How will this reorganization affect me as a shareholder?

A. You will become a shareholder of the Technology 100 Fund, a fund with similar investment objectives and policies, as well as lower expenses.

Q.  What is the timetable for the reorganization?

A. If approved by shareholders at the July 20, 2001 shareholder meeting, the reorganization is expected to take effect on or about 5:00 p.m., Central Time, on August 31, 2001.

Q.  What will I receive in exchange for my current shares?

A. An account will be created for you that will be credited with Technology 100 Fund shares with an aggregate value equal to the value of your Internet Fund shares; however, no physical share certificates will be issued to you.

Q. If I redeem or exchange my new shares within one month of receiving them, will I be charged the 1% redemption fee typically charged on Technology 100 Fund shares held for less than one month?

A. No. The shares received as a result of the reorganization will not be subject to this fee. However, any Technology 100 Fund shares you purchase after the completion of the reorganization will be subject to this fee if you hold those shares for less than one month.

Q.  Will this reorganization result in any tax liability to me?

A. The reorganization is intended to be done on a tax-free basis for federal income tax purposes.

Q. Can I exchange or redeem my Internet Fund shares before the reorganization takes place?

A. Yes. You may exchange your Internet Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction for federal income tax purposes. In addition, you will be charged any applicable redemption fee on your exchange or redemption.

Q.  What happens if shareholders do not approve the reorganization?

A. If the reorganization is not approved by shareholders of both the Internet Fund and the Technology 100 Fund, then the reorganization will not take place and you will remain a shareholder of the Internet Fund.

Q.  I am a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Internet Fund may not receive enough votes to go forward with its meeting. If this happens, we may need to solicit votes again--a costly proposition for the Internet Fund.

Q.  Who is entitled to vote?

A. Any person who owned shares of the Internet Fund on the "record date," which was the close of business on Friday, May 11, 2001--even if you later sold your shares. You may cast one vote for each share of the Internet Fund and a fractional vote for each fractional share of the Internet Fund you owned on the record date.

Q.  How can I vote?

A.  You can vote your shares in any one of four ways:

    . Through the Internet.

    . By toll-free telephone.

    . By mail, using the enclosed proxy card.

    . In person at the meeting.

  We encourage you to vote by Internet or telephone, using the number that appears on your proxy card. These voting methods would save the Fund a good deal of money because the Fund will not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.  I plan to vote through the Internet. How does Internet voting work?

A.  To vote through the Internet, please read the enclosed Voting
    Instructions.

Q.  I plan to vote by telephone. How does telephone voting work?

A.  To vote by telephone, please read the enclosed Voting Instructions.

Q.  I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.  Who should I call if I have any questions about voting?

A. You can call our proxy solicitor, Georgeson Shareholder Communications Inc., at 1-888-705-1054.

                             STRONG INTERNET FUND
                     a series of Strong Equity Funds, Inc.

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, JULY 20, 2001

    A Special Meeting of Shareholders ("Meeting") of the Strong Internet Fund ("Internet Fund") will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on Friday, July 20, 2001 at 8:00 a.m., Central Time, for the purposes of considering the proposals set forth below. Proposal 1, if approved by the Internet Fund and Strong Technology 100 Fund ("Technology 100 Fund") shareholders, will result in the transfer of the assets and liabilities of the Internet Fund to the Technology 100 Fund in return for shares of the Technology 100 Fund. Additional, unrelated proposals will be considered at the Internet Fund's annual meeting of shareholders and are the subject of a separate proxy statement.

    PROPOSAL 1: To approve the Plan of Reorganization, including an amendment to the Articles of Incorporation of Strong Equity Funds, Inc., as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

    PROPOSAL 2: To vote upon such other business as may properly come before the Meeting.

    Shareholders of record of the Internet Fund as of the close of the New York Stock Exchange on Friday, May 11, 2001 are entitled to notice of and to vote at this Meeting, or any adjournment of this Meeting. Proposal 1 will be effected only if shareholders of the Internet Fund and Technology 100 Fund approve the proposal.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE PROMPTLY RETURN YOUR PROXY CARD
               OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
             IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

-------------------------------------------------------------------------------

    As a shareholder of the Internet Fund, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, dating, signing and promptly returning the enclosed proxy card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number, or (3) visiting our web site. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of Strong Equity Funds, Inc. a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions.

-------------------------------------------------------------------------------

                                       By Order of the Board of Directors,

                                       Elizabeth N. Cohernour
                                       Vice President and Secretary

Menomonee Falls, Wisconsin
June 15, 2001

                          PROXY STATEMENT/PROSPECTUS

                              Dated June 15, 2001

                 Relating to the acquisition of the assets of

                             STRONG INTERNET FUND
                     a series of Strong Equity Funds, Inc.

                       by and in exchange for shares of

                          STRONG TECHNOLOGY 100 FUND
                     a series of Strong Equity Funds, Inc.

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051
                                1-414-359-1400
                                1-800-368-3863
                Device for the Hearing Impaired: 1-800-999-2780

    This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Strong Equity Funds, Inc. ("Corporation"), on behalf of its series the Strong Internet Fund ("Internet Fund"), in connection with the Special Meeting of Shareholders ("Meeting") of the Internet Fund to be held on July 20, 2001 at 8:00 a.m., Central Time, at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 or any adjournment of the Meeting. At the Meeting, shareholders of the Internet Fund will be asked to consider and approve a proposed reorganization, as described in the Plan of Reorganization dated May 7, 2001 ("Reorganization Plan"), by and between the Internet Fund and the Strong Technology 100 Fund ("Technology 100 Fund"), each a series of Strong Equity Funds, Inc. The Internet Fund and the Technology 100 Fund are sometimes referred to individually as a "Fund" and collectively as the "Funds." A copy of the Reorganization Plan is attached as Exhibit A. Proposal 1, if approved by shareholders of the Internet Fund and Technology 100 Fund, will result in the transfer of the assets and liabilities of the Internet Fund to the Technology 100 Fund in return for shares of the Technology 100 Fund.

    PROPOSAL 1: To approve the Plan of Reorganization, including an amendment to the Corporation's Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

    PROPOSAL 2: To vote upon such other business as may properly come before the Meeting.

    The Reorganization Plan provides for (i) the transfer of the Internet Fund's assets and liabilities to the Technology 100 Fund; (ii) the issuance of shares of the Technology 100 Fund to shareholders of the Internet Fund; and
(iii) the amendment of the Corporation's Articles of Incorporation to reflect that shares of the Internet

Fund have been exchanged for shares of the Technology 100 Fund. (collectively, "Reorganization"). The transfer is expected to occur on or about 5:00 p.m., Central Time ("Effective Time") on Friday, August 31, 2001 ("Closing Date").

    Immediately after the transfer of the Internet Fund's assets and liabilities, each holder of shares in the Internet Fund at the Effective Time of the Reorganization will receive a number of shares of the Technology 100 Fund with the same aggregate value as the shareholder had in the Internet Fund immediately before the Effective Time. At the Effective Time, shareholders of the Internet Fund will become shareholders of the Technology 100 Fund.

    The Internet Fund and the Technology 100 Fund offer one class of shares-- Investor Class shares. Holders of Investor Class shares of the Internet Fund will receive an amount of Investor Class shares of the Technology 100 Fund equal in value to their Internet Fund shares.

    The Internet Fund and the Technology 100 Fund are each series of the Corporation, an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"). Currently, the Internet and Technology 100 Funds are advised by Strong Capital Management, Inc. ("SCM"), a company controlled by Richard S. Strong because of his stock ownership in SCM. Mr. Strong is Director and Chairman of the Board of the mutual funds advised or administered by SCM ("Strong Funds") and Chairman and Director of SCM. Strong Investments, Inc. ("SII"), a direct subsidiary of SCM, is the principal underwriter of the Strong Funds. SII is controlled by SCM and Mr. Strong. SCM also serves as administrator and transfer agent to the Strong Funds.

    This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Internet Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated June 15, 2001, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Internet and Technology 100 Funds, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

    For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Internet Fund, see the Internet Fund's Investor Class prospectus and statement of additional information dated May 1, 2001, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and statement of additional information for the Internet Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

    For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Technology 100 Fund, see the Technology 100 Fund's Investor Class prospectus and statement of additional information dated May 1, 2001, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and statement of additional information for the Technology 100 Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

    This Proxy Statement/Prospectus is expected to be sent to shareholders on or about June 15, 2001.

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
    ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SYNOPSIS..................................................................   1

The Reorganization........................................................   1

The Corporation...........................................................   1

Fees and Expenses.........................................................   2

Investment Advisor........................................................   3

Investment Objectives, Policies and Restrictions..........................   3

The Funds' Purchase, Exchange and Redemption Procedures...................   5

INVESTMENT RISKS..........................................................   7

INFORMATION RELATING TO THE REORGANIZATION................................   9

Description of the Reorganization.........................................   9

Costs of the Reorganization...............................................  10

Federal Income Taxes......................................................  10

Capitalization............................................................  11

REASONS FOR THE REORGANIZATION............................................  11

SHAREHOLDER RIGHTS........................................................  13

APPROVAL OF OTHER PROPOSALS BY THE INTERNET AND TECHNOLOGY 100 FUNDS'
  SHAREHOLDERS............................................................  14

MORE INFORMATION ABOUT THE TECHNOLOGY 100 FUND AND THE INTERNET FUND......  15

VOTING MATTERS............................................................  16

OTHER BUSINESS............................................................  18

SHAREHOLDER INQUIRIES.....................................................  19

EXHIBIT A--FORM OF PLAN OF REORGANIZATION................................. A-1

EXHIBIT B--MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................... B-1

EXHIBIT C--ADDITIONAL INFORMATION ABOUT THE TECHNOLOGY 100 FUND........... C-1

                                   SYNOPSIS

    This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Internet Fund with those of the Technology 100 Fund. Shareholders should read this entire Proxy
Statement/Prospectus carefully. For more complete information, please read the Investor Class prospectus for each Fund, as each may be amended and/or supplemented.

The Reorganization

    Background. Pursuant to the Reorganization Plan (attached as Exhibit A), the Internet Fund will transfer all of its assets and liabilities to the Technology 100 Fund in exchange solely for Investor Class shares of the Technology 100 Fund. The Internet Fund will distribute the Technology 100 Fund shares that it receives to its shareholders in liquidation. The result of the Reorganization is that shareholders of the Internet Fund will become shareholders of the Technology 100 Fund. No sales charges will be imposed in connection with the Reorganization.

    The Board of Directors of the Internet Fund, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interest of the Internet Fund and its shareholders, and that the interests of existing shareholders in the Internet Fund would not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Directors of the Internet Fund unanimously recommends that you vote FOR approval of the Reorganization.

    Tax Consequences. The Reorganization is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Internet Fund will not recognize a gain or a loss in the transactions contemplated by the Reorganization.

    Risk Factors. Although the investment objectives and policies of the Internet Fund and the Technology 100 Fund are generally similar, there are differences. Therefore, an investment in the Technology 100 Fund may involve investment risks that are, in some respects, different from those of the Internet Fund. For a more complete discussion of the risks associated with the Funds, see "INVESTMENT RISKS" below.

The Corporation

    The Internet Fund and the Technology 100 Fund are series of the Corporation, an open-end management investment company, which was organized as a Wisconsin corporation on December 28, 1990. The Corporation offers redeemable shares in different classes and/or series. The Internet Fund and Technology 100 Fund offer one class of shares-Investor Class shares.

Fees and Expenses

    There are no sales charges on purchases, exchanges or redemptions. Shares of the Internet Fund and the Technology 100 Fund held for less than one month will be subject to a redemption fee of 1.00%. Redemption fees are paid directly to the applicable Fund.

    The following comparative fee table shows the fees for the Internet Fund and the Technology 100 Fund. The pro forma line items show the Technology 100 Fund's fees assuming that the Reorganization is approved. The table shows fees and expenses without any waivers. The annual fund operating expense table shown below is based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

                           Annual Operating Expenses
                    (as a percentage of average net assets)

    This table describes the Fund expenses that you may pay indirectly if you hold Investor Class shares.

                                                                  Total
                                                                  Annual
                                                                  Fund
                                       Management Other           Operating
Fund                                   Fees       Expenses        Expenses
----                                   ---------- --------        ---------
Strong Internet Fund                   1.20%      0.80%           2.00%(/1/)
Strong Technology 100 Fund             1.00%      0.69%(/2/)      1.69%
Pro Forma--Strong Technology 100 Fund  0.75%(/2/) 1.02%(/2/)(/3/) 1.77%

-----------
(/1/)Under the Internet Fund's current advisory agreement with SCM, SCM is required to reimburse annual operating expenses above 2%. Without this expense cap, actual annual operating expenses would have been 2.01%.
(/2/)Other Expenses are based on estimated amounts for the current fiscal year. (/3/)The Technology 100 Fund's shareholders will vote on a revised advisory agreement at their upcoming shareholder meeting. Currently, a portion of the Technology 100 Fund's advisory fee includes fees for administration services provided by SCM. If the revised advisory agreement is approved, the following changes will occur: (a) the management fee will be lowered by the amount currently being charged for administration services; and (b) a new separate administration agreement will be entered into by the Technology 100 Fund and a separate fee will be charged for those services. In addition, if shareholders approve the revised advisory agreement, the administration fees for Investor Class shares will increase by 0.05%. The pro forma expense information presented above reflects these potential changes.

                                    Example

    The example below is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated. The example also assumes that your investment has a 5% return each year and that each Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

Fund                                   1 year 3 years 5 years 10 years
----                                   ------ ------- ------- --------
Strong Internet Fund                    $203   $627   $1,078   $2,327
Strong Technology 100 Fund              $172   $533   $  918   $1,998
Pro Forma--Strong Technology 100 Fund   $180   $557   $  959   $2,084

    The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Investment Advisor

    SCM, a company controlled by Richard S. Strong because of his stock ownership in SCM, is the investment advisor to each of the Internet Fund and Technology 100 Fund. Mr. Strong is Director and Chairman of the Board of the Strong Funds and Chairman and Director of SCM. SCM is registered as an investment adviser under the Investment Advisers Act of 1940. SCM is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. SCM had over $45 billion in assets under management as of April 30, 2001.

    Investment Advisory Fees. The following table compares management fees paid to SCM for the Internet Fund and the Technology 100 Fund. The fees listed are as of December 31, 2000.

Fund                              Fee
Strong Internet Fund              1.20%
Strong Technology 100 Fund        1.00%

Investment Objectives, Policies and Restrictions

    This section will help you compare the investment objectives and policies of the Internet Fund and the Technology 100 Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectus, as it may be amended and/or supplemented.

    The investment objective of the Strong Internet Fund is to provide investors with capital growth. The Fund pursues its objective by investing, under normal conditions, primarily in companies engaged in Internet- and Intranet-related businesses. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. An Intranet is the application of World Wide Web (WWW) tools and concepts to a company's internal documents and databases. The World Wide Web, which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. The Fund usually invests at least 65% of its assets in equity securities (including common stocks, preferred stocks and securities convertible into these stocks, such as warrants and convertible bonds) of companies of any size that derive at least 50% of their revenues, expenses or profits from the research, design, development, manufacturing or distribution of products, processes or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broad-band Internet access, web site content, Internet software and electronic commerce. The portfolio manager identifies these companies by looking for several characteristics including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share) and effective management (for example, high return on invested capital).

    The portfolio manager can invest in futures and options transactions for hedging and risk management purposes. Also, the Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. The Fund may also invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. To a limited extent, the Fund may also invest in foreign securities. The portfolio manager may also invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable.

    The investment objective of the Strong Technology 100 Fund is to provide investors with capital growth. The Fund pursues its objective by generally investing, under normal conditions, in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses or profits from producing, developing, selling, using or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense and aerospace.

    The portfolio manager can invest in futures and options transactions for hedging and risk management purposes. Also, the Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. To a limited extent, the Fund may also invest in foreign securities. The portfolio manager may also invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable.

    Significant Differences. The Internet Fund concentrates its assets in companies engaged in Internet- and Intranet-related businesses, whereas the Technology 100 Fund concentrates its assets in companies engaged in the technology market sector. Therefore, the investment strategy of the Technology 100 Fund is broader than that of the Internet Fund. The Technology 100 Fund may also invest in companies that are in Internet- and Intranet-related businesses in addition to investing in companies in other sectors (e.g., computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense and aerospace). The Internet Fund is a nondiversified fund whereas the Technology 100 Fund is a diversified fund. As a nondiversified fund, the Internet Fund may take larger positions in individual stocks than the Technology 100 Fund. Additionally, the Internet Fund may invest up to 35% of its net assets in debt obligations, whereas the Technology 100 Fund anticipates that its exposure to equity securities will be 100%. Also, each Fund's portfolio manager may have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better fund performance than another style.

The Funds' Purchase, Exchange and Redemption Procedures

    Purchase Procedures. The Internet Fund and the Technology 100 Fund have identical purchase procedures. Investor Class shares of each Fund may be purchased directly from SII by mail or wire, and if elected, by phone or through the Internet. Investor Class shares may also be purchased through broker-dealers or other intermediaries. The minimum initial purchase requirement is $2,500 for regular accounts, $500 for Education IRA accounts, $250 for individual retirement accounts, $250 for custodial accounts for minors, and the lesser of $250 or $25 per month for certain retirement plan accounts (i.e., SIMPLE-IRA, SEP-IRA, 403(b)(7) plans, Keogh, Pension Plans, and Profit Sharing accounts). Shares may also be purchased through regular deductions from a bank account (e.g., Automatic Investment Plan), however the minimum initial purchase requirements must still be met for the Funds. Whether purchases are made by mail, phone, wire, Internet or Automatic Investment Plan, subsequent purchases must be for a minimum of $50.

    Fund shares may be purchased on any business day at a price per share equal to the net asset value ("NAV") next determined after SCM receives a purchase order and payment. The NAV of each Fund or class is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 3:00 p.m. Central Time). The NAV per share of a Fund or class is calculated by dividing the total market value of the investments and other assets attributable to that Fund or class, less any liabilities attributable to that Fund or class, by the total outstanding shares of that Fund or class. SCM reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason.

    Exchange Privileges. The Internet Fund and the Technology 100 Fund have identical exchange privileges. Shareholders may exchange shares of one Strong Fund for shares of another Strong Fund either in writing or, if elected, by telephone or through the Internet on any business day, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Shareholders may submit exchange requests directly to SCM or through its intermediaries. The exchange price is the next NAV determined after SCM receives the exchange request. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased. SCM may require that written exchange requests for more than $100,000 include a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). An exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale (redemption) and a purchase of shares for several purposes, including tax purposes. The Internet Fund and the Technology 100 Fund charge an early redemption fee of 1.00%. SCM reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

    Redemption Procedures. The Internet Fund and the Technology 100 Fund have identical redemption procedures. Shareholders may redeem shares on any business day by mail or, if elected, by telephone or through the Internet. The redemption price will be the next NAV determined after SCM receives the redemption request. Shareholders may submit redemption requests directly to SCM or through their intermediaries. Redemptions may also be made through a Systematic Withdrawal Plan from any Fund. If a written redemption request exceeds $100,000, SCM may require a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). If a shareholder's account balance drops below the investment minimum, SCM reserves the right to close the account. However, the shareholder will be given at least 60-days' notice to give him/her time to add to his/her account and avoid an involuntary redemption. The Internet Fund and the Technology 100 Fund also charge a 1.00% fee on redemptions (including exchanges) of fund shares held for less than one month. The Funds will use the "first-in, first-out" (FIFO) method to determine the one-month holding period. Technology 100 Fund shares received pursuant to the Reorganization will not be subject to this 1% redemption fee. SCM reserves the right to refuse, change, discontinue, or temporarily suspend the telephone or Internet redemption privilege for any reason.

    Redemptions In Kind. The Internet Fund and the Technology 100 Fund have identical redemption-in-kind provisions. SCM reserves the right to pay redemption proceeds in kind (i.e., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of each Fund's assets. Generally, SCM uses redemption in kind when large redemption requests may cause harm to a fund and its shareholders.

    Dividend Policies. The Internet Fund and the Technology 100 Fund have identical dividend policies. To the extent they are available, the Internet Fund and the Technology 100 Fund pay dividends from net investment income and distribute capital gains annually. Shareholders will receive dividends and distributions in the form of additional shares of the Fund or class that paid them unless they have elected to receive payment in cash or have them invested in another Strong Fund.

                               INVESTMENT RISKS

    The Strong Internet Fund invests primarily in equity securities (including common stocks, preferred stocks and securities convertible into these stocks, such as warrants and convertible bonds) of companies of any size that derive at least 50% of their revenues, expenses or profits from the research, design, development, manufacturing or distribution of products, processes or services for use with Internet- or Intranet-related businesses. The principal risks of investing in the Fund are those associated with investing in the stock market ("Stock Risks"). Stock Risks refers to the fact that stock values experience periods of rising prices and periods of declining prices therefore, a shareholder may receive more or less money than originally invested. The Fund is also subject to "Foreign Securities Risks," because the Fund may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks from domestic investments including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. The Fund is subject to "Futures and Options Risks," because the Fund uses the futures and options to manage risk or hedge against market volatility. Futures and options may not always be successful hedges and may not successfully manage risk. Futures and options prices can be highly volatile and using them could lower the Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

    The Fund is also subject to "Internet Risks" because the Fund concentrates its assets in companies engaged in Internet- and Intranet-related businesses. The value of these companies is vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. These companies face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the P/E ratios of the general stock market. A P/E ratio describes the relationship between the price of a stock and its earnings per share during the last 12 months. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings. As a result of all of these factors, the Fund's shares are subject to abrupt or erratic price movements and are likely to fluctuate in value more than those of a fund investing in a broader range of securities. As a nondiversified fund, the Fund may take larger positions in individual stocks and is therefore also subject to "Nondiversified Risk." As a result, the shares of the Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities. The Fund is also subject to "Not Insured Risk," meaning that an investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental entity.

    In addition, the Fund is subject to "Small and Medium Companies Risk." Small- and medium-capitalization companies may experience more volatility than larger, more established companies because they often have narrower markets, more limited managerial and financial resources, and face a greater risk of business failure. The Fund is also subject to "Writing Options Risk" because the Fund writes put and call options. In doing so, the Fund receives fees for writing the options but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify the Fund's losses. In addition, using options in this manner may reduce the Fund's opportunity for investment gain. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by the use of offsetting options or futures or by designating liquid assets on its books and records. Finally, due to its investment strategy, the Fund may buy and sell securities frequently, thereby resulting in higher transaction costs and additional capital gains tax liabilities.

    The Strong Technology 100 Fund invests primarily in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using or distributing technology products or services. The principal risks of investing in the Fund are Stock Risks, Foreign Securities Risks, Futures and Options Risks, Not Insured Risk, Small and Medium Companies Risks and Writing Options Risks, as each is described above. The Fund is also subject to "Technology Risks" because the Fund concentrates its assets in companies engaged in the technology market sector. The value of these companies is vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. These companies face greater risk of business failure.

Also, the securities of these companies generally have higher price/earning (P/E) ratios than the P/E ratios of the general stock market. A P/E ratio describes the relationship between the price of a stock and its earnings per share during the last 12 months. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings. As a result of all of these factors, the Fund's shares are subject to abrupt or erratic price movements and are likely to fluctuate in value more than those of a fund investing in a broader range of securities. In addition, due to its investment strategy, the Fund may buy and sell securities frequently, thereby resulting in higher transaction costs and additional capital gains tax liabilities.

    Significant Principal Risk Differences: The primary differences in principal risks between these two Funds relates to the fact that the Internet Fund concentrates its assets in companies engaged in Internet- and Intranet-related businesses ("Internet Risks") and the Technology 100 Fund concentrates its assets in companies engaged in the technology market sector ("Technology Risks"). The Technology 100 Fund may also invest in companies that are in Internet- and Intranet-related businesses in addition to investing in companies in other sectors (e.g., computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense and aerospace) and therefore, it may be less concentrated in a particular market or industry sector than the Internet Fund. The Technology 100 Fund invests only in 75 to 125 companies. The Internet Fund may invest in any number of companies, but, as a nondiversified fund, it takes larger positions in individual securities than the Technology 100 Fund and, therefore, its shares are likely to fluctuate in value more than the Technology 100 Fund's shares. Also, each Fund's portfolio manager may have a different style in selecting investments, and depending on market, economic, and other conditions, one style may lead to better fund performance than another style.

                  INFORMATION RELATING TO THE REORGANIZATION

    Description of the Reorganization. The following summary is qualified in its entirety by reference to the Reorganization Plan found in Exhibit A.

    The Reorganization Plan provides that all of the assets and liabilities of the Internet Fund will be transferred to the Technology 100 Fund at the Effective Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Technology 100 Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional Investor Class shares of the Technology 100 Fund to the Internet Fund equal in value to the NAV of the Internet Fund immediately before the Effective Time of the Reorganization.

    Shareholders of the Internet Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the Investor Class of the

Technology 100 Fund with the same aggregate value as the shareholder had in the Internet Fund immediately before the Reorganization. This will be accomplished by the establishment of accounts in the names of the shareholders of the Internet Fund on the share records of the Technology 100 Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Technology 100 Fund due to the shareholders of the Internet Fund. Shares of the Internet Fund will then be reclassified as shares of the Technology 100 Fund. The Technology 100 Fund will not issue share certificates to shareholders. Shares of the Technology 100 Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the Internet Fund's shareholders.

    The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the shareholders of both the Internet Fund and Technology 100 Fund; (ii) receipt by the Internet Fund and the Technology 100 Fund of a tax opinion to the effect that the Reorganization will be tax free to the Internet Fund, the Technology 100 Fund, and the shareholders of each Fund; and
(iii) an opinion from Wisconsin counsel that the shares of the Corporation, of which the Internet Fund and the Technology 100 Fund are series, issued and outstanding at the Effective Time and the shares of the Strong Equity Funds, Inc., representing the Technology 100 Fund, to be issued to shareholders of the Internet Fund are duly authorized and validly issued, fully paid and non-assessable, except to the extent provided by the Wisconsin Business Corporation Law ("WBCL"), and that no shareholder of the Technology 100 Fund has any option, warrant or preemptive right to subscription or purchase with respect to the Technology 100 Fund. The Reorganization Plan may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board of Directors or an authorized officer of Strong Equity Funds, Inc. (the corporation of which both the Internet Fund and the Technology 100 Fund are series) determines that the Reorganization is inadvisable.

    Costs of Reorganization. Each Fund will pay its own expenses incurred in connection with the Reorganization.

    Federal Income Taxes. The combination of the Internet Fund and the Technology 100 Fund in the Reorganization is intended to qualify, for U.S. Federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Internet Fund nor its shareholders will recognize a gain or a loss as a result of the Reorganization; the tax basis of the Technology 100 Fund shares received will be the same as the basis of the Internet Fund shares exchanged; and the holding period of the Technology 100 Fund shares received will include the holding period of the Internet Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Corporation will receive an opinion from special tax counsel to the Internet and Technology 100 Funds to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

    In addition, prior to the Closing Date, the Internet Fund may declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Internet Fund shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date. Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Internet Fund may result in taxable income to the Internet Fund shareholders.

    The sale of securities by the Internet Fund before the Reorganization could result in a taxable capital gains distribution before the Reorganization. SCM has no present intent to sell securities currently held by the Internet Fund after the Reorganization other than in the ordinary course of business. However, sales of securities after the Reorganization, as with any sale of securities, could result in a taxable capital gains distribution to shareholders of the Technology 100 Fund. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state, and local tax consequences.

    Capitalization. The following table sets forth as of April 30, 2001: (i) the unaudited capitalization of the Internet Fund; (ii) the unaudited capitalization of the Technology 100 Fund; and (iii) the unaudited pro forma combined capitalization of the Technology 100 Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase and redemption activity.

                                                  Net Asset
                                                  Value     Shares
Fund                              Net Assets      Per Share Outstanding
----                              --------------- --------- -------------
Strong Internet Fund              $ 32,071,407.72 $3.51      9,129,807.27
Strong Technology 100 Fund        $184,207,650.58 $5.98     30,789,588.16
Pro Forma--Strong Technology 100
  Fund(/1/)                       $216,279,058.30 $5.98     36,150,198.80

-----------
(/1/)Pro forma figures do not take into account expenses associated with the Reorganization.

                        REASONS FOR THE REORGANIZATION

    At a meeting held on May 4, 2001, the Board of Directors ("Board") of the Corporation, of which the Internet Fund and the Technology 100 Fund are series, reviewed the proposed Reorganization. The Board received detailed information, including materials describing the Reorganization in terms of net assets, current and pro forma expenses, performance, and comparative investment objectives, and policies and restrictions.

    After thorough consideration, the Board of the Corporation, of which both the Internet Fund and the Technology 100 Fund are series, approved submission of the proposed Reorganization to shareholders, concluding that participation in the Reorganization is in the best interest of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. In particular, the Board reached the following conclusions:

      The Terms and Conditions of the Reorganization. The Board approved the terms of the Reorganization Plan, and in particular, the requirement that the transfer of assets in exchange for shares of the Technology 100 Fund will be at NAV. In this regard, the Board concluded that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also noted that the Reorganization would be submitted to the Internet Fund's shareholders.

      Expense Ratios. The Board reviewed information regarding comparative expense ratios (respective current and pro forma expense ratios are set forth in the "Fees and Expenses" section above).

      The Comparative Performance Records. The Board reviewed detailed comparative performance information, taking into account performance over both the short term and for the life of the Funds. (For information about the performance record of the Technology 100 Fund, see Exhibit B-Management's Discussion of Fund Performance.)

      Compatibility of Investment Objectives, Policies, and Restrictions. The Board concluded that the investment objectives, policies, and restrictions of the Funds are substantially similar.

      Assumption of Liabilities. The Board took note of the fact that, under the Reorganization Plan, the Technology 100 Fund expects to acquire substantially all of the liabilities of the Internet Fund, other than those (if any) for which specific reserves have been set aside.

      Tax Consequences. The Board concluded that the Reorganization is expected to be free from Federal income taxes.

      Shareholder Liabilities and Rights. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

      Service Features. The Board noted that there would be no change in the services available to the Internet Fund's shareholders as a result of the Reorganization.

    The Board also considered other alternatives to the Reorganization and concluded that, taking into account these other alternatives, the Reorganization was the course of action that is in the best interest of the Internet Fund's shareholders. In summary, the Board concluded that the shareholders of the Internet Fund would benefit from the larger asset base and anticipated economies of scale that are expected to result from the Reorganization. Based on this information, the Board unanimously recommends that the shareholders of the Internet Fund vote FOR the Reorganization.

                              SHAREHOLDER RIGHTS

    General. The Corporation, of which the Internet Fund and the Technology 100 Fund are series, was organized as a Wisconsin corporation on December 28, 1990. The Corporation is governed by its Articles of Incorporation and Bylaws, as each may be supplemented or amended from time to time. The Corporation is also governed by applicable Wisconsin law, and in particular the WBCL.

    Shares. The Corporation, of which the Internet Fund and the Technology 100 Fund are series, is authorized to issue an unlimited number of shares of common stock, with a par value of $0.00001, from an unlimited number of classes and series of shares. The shares of the Corporation have no preemptive, conversion, or subscription rights.

    Voting Rights. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that: (i) when so required by the 1940 Act, then shares are voted in the aggregate and not by individual series or class; and (ii) when the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

    Shareholder Meetings. An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held in April of each year or at such other time and date as the Board of Directors of the Corporation selects. The Corporation is not required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent public accountants; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board of Directors, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

    Election and Term of Directors. Directors are elected annually at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of the Corporation is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and, if necessary, qualified, or until his or her death, removal, or resignation. Any Director may be removed, with or without cause, only at a meeting called for the purpose of removing the Director, if the votes cast in favor of the action exceed the votes cast in opposition of the action.

    Shareholder Liability. Under the WBCL, shareholders of a Wisconsin corporation are personally liable up to an amount equal to the par value of shares owned by them (and to the consideration for which shares without par value were issued) for debts owing to employees of the corporation for services performed for such corporation, but not exceeding six months service in any one case. The liability imposed by the predecessor to this statute was interpreted in a trial court decision to extend to the original issue price for shares, rather than the stated par value. However, the Corporation does not have any paid employees.

    Director Liability. To the fullest extent permitted by the WBCL and the 1940 Act, no Director or officer of the Corporation shall be liable to the Corporation or to its shareholders for money damages provided that such Director or officer is performing his or her duties in accordance with the standards of Wisconsin law.

                            ----------------------

    The foregoing is only a summary of certain rights of shareholders of the Corporation under its Articles of Incorporation, Bylaws and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

                APPROVAL OF OTHER PROPOSALS BY THE INTERNET AND
                      TECHNOLOGY 100 FUNDS' SHAREHOLDERS

    In a separate proxy statement, the Technology 100 Fund's shareholders are also being asked to vote on the proposed Reorganization at the same time that the Internet Fund's shareholders are being asked to vote on the proposed Reorganization. The proposed Reorganization will only occur if shareholders of both Funds approve the Reorganization.

    Shareholders of the Technology 100 Fund and, except for the adoption of the revised advisory agreement, the Internet Fund are also being asked to vote on the following proposals at the Corporation's annual shareholder meeting:

  . the election of members of its Board of Directors;

  . the adoption of a revised advisory agreement; and

  . ratification of independent auditors.

    In the event that the Technology 100 Fund's shareholders approve the revised advisory agreement: (i) the Technology 100 Fund's management fee would be calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels; (ii) the Technology 100 Fund will no longer be subject to a 2.00% cap on fund expenses that had been included under a state law that has since been repealed; (iii) the management fee will be lowered by the amount currently being charged for administration services; and (iv) a new separate administration agreement will be entered into by the Fund and a separate administration fee will be charged for those services. In addition, it is anticipated that the Technology 100 Fund's Investor Class shares' administration fee will increase by 0.05%. The pro forma expense information presented in this Proxy Statement reflects these potential changes.

                MORE INFORMATION ABOUT THE TECHNOLOGY 100 FUND
                             AND THE INTERNET FUND

    Information about the historical performance and portfolio manager of the Technology 100 Fund is contained in Exhibit C. Information concerning the operation and management of the Technology 100 Fund is also included in the current prospectus relating to the Technology 100 Fund, as it may be amended and/or supplemented. Additional information about the Technology 100 Fund is included in the prospectus and statement of additional information for the Technology 100 Fund dated May 1, 2001, which are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC.

    Information about the Internet Fund is included in the current prospectus dated May 1, 2001, as it may be amended and/or supplemented, which is incorporated by reference into this Proxy Statement/Prospectus. Additional information is included in the statement of additional information of the Internet Fund dated May 1, 2001, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and statement of additional information, as they may have been amended and/or supplemented, have been filed with the SEC.

    The Technology 100 Fund and Internet Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

    Financial Highlights. The fiscal year end of both the Internet Fund and the Technology 100 Fund is December 31.

    The financial highlights of the Technology 100 Fund dated as of December 31, 2000, which are contained in Exhibit C, have been audited by PricewaterhouseCoopers LLP, its independent accountants, and are incorporated by reference into this Proxy Statement/Prospectus. The unaudited pro forma financial statements for the Technology 100 Fund reflecting the Technology 100 Fund after the Reorganization are included in the statement of additional information relating to this transaction, which is incorporated by reference into this Proxy Statement/Prospectus.

    The financial highlights of the Internet Fund are contained in the Internet Fund's prospectus dated May 1, 2001, and have been audited by PricewaterhouseCoopers LLP, its independent accountants. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

  THE BOARD OF DIRECTORS OF STRONG EQUITY FUNDS, INC., OF WHICH THE INTERNET
   FUND IS A SERIES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF
                              THE REORGANIZATION.

                                VOTING MATTERS

    General Information. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation, of which the Internet Fund is a series, in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include telephone, facsimile, Internet, telegraph or oral communications by certain employees of SCM, who will not be paid for these services, and/or Georgeson Shareholder Communications Inc., a professional proxy solicitor retained by the Internet Fund for an estimated fee of $35,000, including out-of-pocket expenses. Except for the services provided by SCM, the Internet Fund will pay the costs of the Meeting and the costs of the solicitation of proxies (i.e., votes) and the fees of Georgeson Shareholder Communications Inc. The Internet Fund will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Internet Fund.

    Voting Rights and Required Vote. Shareholders of the Internet Fund on the record date are entitled to one vote for each full share held and a fractional vote for each fractional share held. A majority of the shares of the Internet Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires that the votes cast in favor of the Reorganization exceed the votes cast against the Reorganization. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

    Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

    If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the meeting. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

    Record Date and Outstanding Shares. Only shareholders of record of the Internet Fund at the close of the NYSE on Friday, May 11, 2001 ("Record Date") are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. At the close of the NYSE on the Record Date, there were 9,261,618 shares of the Internet Fund outstanding and entitled to vote.

    Security Ownership of Certain Beneficial Owners and Management. As of the Record Date, the officers and Directors of the Internet Fund and the Technology 100 Fund as a group beneficially owned less than 1% of the outstanding shares of the Internet Fund and the Technology 100 Fund, respectively. As of the Record Date, to the best of the knowledge of the Internet Fund and the Technology 100 Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Internet Fund and the Technology 100 Fund, respectively:

                                                      Number of     Percentage
Name and Address of Owner      Fund                   Shares(/1/)   Ownership
-------------------------      ----                   -----------   ----------
U.S. Clearing                  Strong Internet Fund      663,488      7.16%
26 Broadway
New York, NY 10004-1703
("U.S. Clearing")

Charles Schwab & Co. Inc.      Strong Internet Fund      591,924      6.39%
101 Montgomery St.
San Francisco, CA 94104-4122
("Schwab")

Schwab                         Strong Technology       2,442,527      7.90%
                                 100 Fund

U.S. Clearing                  Strong Technology       2,357,173      7.63%
                                 100 Fund

(/1/)Full shares of the Fund owned beneficially as of May 11, 2001.

    Expenses. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, Internet, facsimile, or personal interview by representatives of the Corporation or SCM and/or their affiliates at an estimated cost of approximately $10,000. All costs of solicitation of the Internet Fund's shareholders (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Internet Fund, except the cost of SCM employees, which will be borne by SCM. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                OTHER BUSINESS

    The Board of Directors of the Corporation knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries about the Internet Fund and the Technology 100 Fund may be addressed to the Strong Funds in writing at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO VOTE BY PROXY. YOU CAN VOTE BY PROXY BY COMPLETING, DATING, SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED PREPAID ENVELOPE, BY CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR BY VISITING OUR WEB SITE IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

                                       By Order of the Board of Directors,

                                       Elizabeth N. Cohernour
                                       Vice President and Secretary

Menomonee Falls, Wisconsin
June 15, 2001

                                   EXHIBIT A

                            PLAN OF REORGANIZATION

    THIS PLAN OF REORGANIZATION is dated as of May 7, 2001 ("Plan"), and has been adopted by the Board of Directors of Strong Equity Funds, Inc., a Wisconsin corporation ("Corporation") to provide for the reorganization of its Strong Internet Fund ("Selling Fund") into its Strong Technology 100 Fund ("Acquiring Fund"). The Selling Fund and the Acquiring Fund are sometimes referred to collectively, as the "Funds" and individually, as a "Fund."

                            PRELIMINARY STATEMENTS

    A. The Selling Fund and the Acquiring Fund are each series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act").

    B. The Board of Directors of the Corporation has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

    C. This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code").

                                  PROVISIONS

    1. Plan of Reorganization. At the Effective Time (as that term is defined in Section 5 herein), the Selling Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume all these liabilities of the Selling Fund, in exchange for the issuance of shares (both full and fractional) of the Acquiring Fund to the shareholders of the Selling Fund, equivalent in value to the shares of the Selling Fund outstanding immediately prior to the Effective Time. These transactions are collectively referred to as the "Reorganization." The shares of the Acquiring Fund that are issued in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares." The assets and stated liabilities of the Selling Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Selling Fund, to the extent that they exist at or after the Effective

Time, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund because any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

    2. Transfer of Assets. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

    3. Liquidation of the Selling Fund. At the Effective Time, the Selling Fund will liquidate. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. Contemporaneous with the liquidation of the Selling Fund, each shareholder of the Selling Fund will be issued a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Selling Fund and representing the respective number of Acquiring Fund Shares due that shareholder. An amendment to the Articles of Incorporation of the Corporation in a form not materially different from that attached as Annex 1 to this Plan ("Articles Amendment") shall be filed to reflect that shares of the Acquired Fund have been exchanged for shares of the Acquiring Fund.

    4. Conditions of the Reorganization. Consummation of this Plan is subject to the following conditions:

      (a) Shares to be Issued upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable, except to the extent provided in
  Section 180.0622(2)(b) of the Wisconsin Statutes and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

      (b) Marketable Title to Assets. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

      (c) Taxes. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

      (d) The Corporation shall have received an opinion of Godfrey & Kahn, S.C. based upon customary representations and assumptions, in form reasonably satisfactory to the Corporation and dated as of the Effective Time, to the effect that:

    (1) the shares of the Acquiring Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Corporation, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes;

    (2) the Acquiring Fund Shares to be issued to the Selling Fund, as provided for by this Plan, are duly authorized and upon delivery pursuant to the terms of this Plan, will be validly issued, fully paid, and non-assessable by the Corporation, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes or any successor statute, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Corporation's Amended and Restated Articles of Incorporation and By-laws and otherwise to such counsel's knowledge;

    (3) the Selling Fund Shares issued and outstanding, at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Selling Fund, except to the extent provided in
        Section 180.0622(2)(b) of the Wisconsin Statutes;

    (4) the Board of Directors of the Corporation has duly authorized the Acquiring Fund and Selling Fund, each as a class of common stock of the Corporation, pursuant to the terms of the Amended and Restated Articles of Incorporation of the Corporation;

    (5) the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Corporation or any material agreement known to such counsel to which the Corporation, on behalf of either the Acquiring Fund or Selling Fund, is a party or by which it is bound;

    (6) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as have been obtained under the Securities Act of 1933 ("1933 Act"), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

    (7) the Acquiring Fund and the Selling Fund are each registered as a series of an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company or series thereof under the 1940 Act is in full force and effect.

      Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Selling Fund with certain officers of the Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Selling Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Corporation and its Board of Directors and officers.

      In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

      (e) The Corporation shall have received on or before the Effective Time an opinion of Morgan, Lewis & Bockius LLP satisfactory to the Corporation, based upon customary representations and assumptions, substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code, will have the following federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

    (1) No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

    (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

    (3) The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

    (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

    (5) No gain or loss will be recognized by the Selling Fund on the issuance of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

    (6) No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

    (7) The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

    (8) The holding period of the Acquiring Fund Shares received by the Selling Fund's shareholders will include the Selling Fund's shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

      (f) This Plan, including the Articles Amendment, and the
  Reorganization contemplated by this Plan shall have been approved, at an annual or special meeting, by the shareholders of the Acquiring Fund and Selling Fund in a manner consistent with the requirements under the Wisconsin Statutes.

      (g) The Board of Directors of the Corporation, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Plan.

      (h) The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to deliver the tax opinion contemplated in this Plan.

    5. Effective Time of the Reorganization. The exchange of the Selling Fund's assets for the corresponding issuance of Acquiring Fund Shares shall be effective at 5:00 p.m., Central Time on August 31, 2001, or at such other time and date as fixed by the Board of Directors or any duly authorized officer of the Corporation ("Effective Time").

    6. Termination. This Plan and the transactions contemplated by this Plan may be terminated and abandoned by resolution of the Board of Directors of the Corporation, or at the discretion of any duly authorized officer of the Corporation, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Plan inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund or the Corporation, or the Corporation's Board of Directors or officers.

    7. Amendment and Waiver. This Plan may be amended, modified or supplemented at any time (to the fullest extent permitted by law) upon authorization by the Board of Directors, with or without shareholder approval; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Plan to the detriment of the Selling Fund's shareholders or otherwise materially change the amendment to the Articles of Incorporation of the Corporation without further shareholder approval. The Board of Directors or any duly authorized officer of the Corporation, may waive any condition to the consummation of this Plan if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund or the shareholders of the Selling Fund.

    8. Fees and Expenses. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Plan, whether or not the transactions contemplated hereby are consummated.

    9. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Wisconsin.

                       ANNEX 1 TO PLAN OF REORGANIZATION

   TO BE EFFECTIVE UPON FILING WITH THE DEPARTMENT OF FINANCIAL INSTITUTIONS

                    AMENDMENT TO ARTICLES OF INCORPORATION
                                      OF
                           STRONG EQUITY FUNDS, INC.

    The undersigned Vice President and Assistant Secretary of Strong Equity Funds, Inc. ("Corporation"), hereby certifies that, in accordance with Section
180.1003 of the Wisconsin Statutes, the following Amendment was duly adopted by the Board of Directors of the Corporation on May 4, 2001 and subsequently approved by the shareholders of the classes designated as the Strong Internet Fund and the Strong Technology 100 Fund, each voting as a separate group, at a meeting held on July 20, 2001 in order to exchange all of the shares designated as the Strong Internet Fund as shares of the class designated as the Strong Technology 100 Fund in connection with a reorganization effected pursuant to a Plan of Reorganization ("Plan").

    1. Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

      "A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.00001 per share. Subject to the following paragraph the authorized shares are classified as follows:

                                                   Authorized Number
Class                                Series        of Shares
-----                                ------------- -----------------
Strong Advisor Mid Cap Growth Fund   Class A       Indefinite
                                     Class B       Indefinite
                                     Class C       Indefinite
                                     Class L       Indefinite
                                     Class Z       Indefinite

Strong Advisor Small Cap Value Fund  Class A       Indefinite
                                     Class B       Indefinite
                                     Class C       Indefinite
                                     Class L       Indefinite
                                     Class Z       Indefinite

Strong Dow 30 Value Fund             Investor      Indefinite

Strong Enterprise Fund               Investor      Indefinite
                                     Advisor       Indefinite

Strong Growth Fund                   Investor      Indefinite
                                     Advisor       Indefinite
                                     Institutional Indefinite

                                           Authorized Number
Class                             Series   of Shares
-----                             -------- -----------------
Strong Growth 20 Fund             Investor Indefinite
                                  Advisor  Indefinite

Strong Index 500 Fund             Investor Indefinite

Strong Large Cap Core Fund        Investor Indefinite

Strong Mid Cap Disciplined Fund   Investor Indefinite

Strong Technology 100 Fund        Investor Indefinite

Strong U.S. Emerging Growth Fund  Investor Indefinite

Strong Value Fund                 Investor Indefinite"

    2. Article IV is hereby amended by adding a new paragraph, labeled Paragraph J, and inserting the following language:

      "J. At the Effective Time (as defined in the Plan), each outstanding share of Common Stock of the Strong Internet Fund shall be exchanged for Acquiring Fund Shares (as defined in the Plan) in accordance with the terms of the Plan. Certificates representing shares of the Strong Internet Fund shall be surrendered at the time and in the manner set forth in the Plan. Any such certificates that remain outstanding after the Effective Time shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares and shall be automatically exchanged as noted above."

    Executed in duplicate this      day of July, 2001.

                                       STRONG EQUITY FUNDS, INC.

                                       ---------------------------------------
                                       Cathleen A. Ebacher
                                       Vice President and Assistant Secretary

This instrument was drafted by:

Kerry A. Jung
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

                                   EXHIBIT B

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    The following are excerpts from the Annual Reports of the Strong Internet Fund and the Strong Technology 100 Fund for the fiscal year ended December 31, 2000.

Strong Internet Fund

  Your Fund's Approach

    The Strong Internet Fund seeks capital growth. It invests primarily in companies engaged in Internet- and Intranet-related businesses. Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broadband Internet access, web-site content, Internet software, and electronic commerce. To identify these companies, the Fund's manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages, and effective management.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                           From 12-31-99 to 12-31-00


                                                            Lipper Science
                    The Strong            S&P 500            & Technology
                   Internet Fund          Index/*/          Funds Index/*/
                   -------------          -------           --------------
Dec 99                $10,000             $10,000              $10,000
Jan 00                $ 9,480             $ 9,317              $ 9,895
Feb 00                $11,980             $ 9,317              $12,560
Mar 00                $11,460             $10,229              $12,178
Apr 00                $ 9,390             $ 9,921              $10,756
May 00                $ 8,020             $ 9,717              $ 9,458
Jun 00                $ 9,710             $ 9,957              $10,892
Jul 00                $ 9,450             $ 9,801              $10,316
Aug 00                $10,950             $10,410              $11,881
Sep 00                $10,260             $ 9,861              $10,663
Oct 00                $ 8,940             $ 9,819              $ 9,493
Nov 00                $ 6,120             $ 9,045              $ 7,046
Dec 00                $ 5,550             $ 9,089              $ 6,973

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Science &

Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                        AVERAGE ANNUAL TOTAL RETURN/1/

                                As of 12-31-00

1-year                      -44.50%
Since Inception (12-31-99)  -44.50%

Equity funds are volatile investments and should only be considered for long-term goals. The Fund concentrates its assets in companies engaged in Internet- and Intranet-related activities. As a result, the Fund shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

/1/The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. The fund has a redemption fee of 1.00% against shares held for fewer than one month.

Q:  How did your Fund perform?

A: The Strong Internet Fund's annual performance on an absolute basis was disappointing, when being compared to our broad-based benchmark, the S&P 500 Index,* which returned -9.11%. However, the Fund was able to outperform its performance benchmark, the Inter@tive Week Internet Index,* which returned -51.23%. This above-average performance was achieved through a disciplined approach to valuation, avoidance of the dot-com mania, and stock blow-ups. The Fund's NAV peaked on March 9, in the midst of the dot-com mania. After the ensuing correction in technology and Internet-related stocks, the Fund bounced back toward its prior highs in the middle of April, led by Internet infrastructure stocks. The cumulative effect of interest-rate hikes by the Federal Reserve, however, led to further correction.

    The Fund found its footing in mid-May, as valuations in business-to-business e-commerce stocks appeared to be bottoming. The Fund experienced a third-quarter rally based on strength in these stocks, recovering more than half of the correction. However, with no interest-rate relief in sight, fears of a weakening economy, and concerns about corporate earnings, the Fund then began a downward trend that bottomed on December 21.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The performance of the Fund went through four seasons, but not in the typical order. The first quarter was summer, as the valuations of new-economy Internet stocks set new record-high temperatures and overheated. The second quarter was the fall. Fears of accelerating wage and price inflation put a chill in the air and in the hearts of technology and Internet investors as the new economy corrected and gave way to the more defensive old-economy stocks.

    The third quarter represented spring. From more reasonable valuation levels, the Internet infrastructure and business-to-business e-commerce stocks staged a recovery as the prospects for these companies warmed up. The fourth quarter felt like winter. Concerns ranging from higher energy prices, an obviously weakening economy, apparent apathy from the Federal Reserve, and uncertainty over who would be our next President, resulted in investor sentiment readings dropping below freezing. The straw that broke the back of the Nasdaq and Internet stocks was "Indecision 2000," the Presidential election. Because the contest was drawn out into December, the Federal Reserve couldn't move even if it had wanted to, as any move would have been interpreted as politically motivated. So as we all watched the political drama unfold, the economy was getting progressively worse. The uncertainty resulted in a massive correction in Nasdaq and Internet stocks, bringing the valuations back toward more normal historical levels.

Q: What investment strategies and techniques impacted your Fund's performance?

A: We look to own the highest-quality Internet-related companies available. We use a combination of quantitative and qualitative factors to narrow down a list of attractive investment candidates, and then dig deeper into the fundamentals of the business with an emphasis on valuation relative to other companies in its peer group. We complement our bottom-up approach with a big-picture, thematic trend analysis looking for large market opportunities where demand for innovative products or services vastly outstrips the supply. Using this approach, we work hard to discover the leading companies or first movers among Internet-related companies. In this way, we hope to own the future blue-chips of the Internet. This emphasis on quality helped us throughout the year.

    For example, one group of stocks that reflects an appealing macro trend is in Internet security, which has been a top-performing group for us throughout the year. The key leader in this group is Check Point Software Technologies.

    At the beginning of 2000, we carefully examined the valuations of the business-to-consumer (B2C) portal companies such as America Online and Yahoo. We determined they were overvalued, and underweighted this group until after they and many others had gone through the valuation correction of the second quarter. We also benefited by underweighting the business-to business (B2B) e-commerce stocks during the second quarter. We started accumulating B2B e-commerce companies in the May-June time frame once the valuations became more reasonable. Leaders in this group included Ariba, i2 Technologies, and Commerce One. As these stocks rebounded strongly during the third quarter, we were able to increase our lead relative to our performance benchmark, the Inter@tive Week Internet Index,* while enabling us to make up some ground compared to our broad-based benchmark the, S&P 500 Index.*

Q:  What is your future outlook?

A: We expect further interest-rate cuts through mid-year as the Fed tries to engineer a soft landing for the U.S. economy. Also, there are renewed prospects of tax cuts with the coming of the Bush administration. Stocks typically do well with these two macroeconomic tailwinds.

James W.M. Houlton
Portfolio Manager

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. The Inter@ctive Week Internet Index is an unmanaged index generally representative of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc. Source of Inter@ctive index is Bloomberg.

Strong Technology 100 Fund

  Your Fund's Approach

    The Strong Technology 100 Fund seeks capital growth. It invests in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                           From 12-31-99 to 12-31-00

            The Strong Technology 100 Fund   S&P 500 Index/*/     Lipper Science & Technology
                                                                          Funds Index/*/
Dec 99                   $10,000                 $10,000                     $10,000
Jan 00                   $10,130                 $ 9,497                     $ 9,895
Feb 00                   $13,050                 $ 9,317                     $12,560
Mar 00                   $12,550                 $10,229                     $12,178
Apr 00                   $11,290                 $ 9,921                     $10,756
May 00                   $10,120                 $ 9,717                     $ 9,458
Jun 00                   $12,080                 $ 9,957                     $10,892
Jul 00                   $11,210                 $ 9,801                     $10,316
Aug 00                   $13,180                 $10,410                     $11,881
Sep 00                   $11,770                 $ 9,861                     $10,663
Oct 00                   $10,690                 $ 9,819                     $ 9,493
Nov 00                   $ 7,450                 $ 9,045                     $ 7,046
Dec 00                   $ 8,040                 $ 9,089                     $ 6,973

    This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                        AVERAGE ANNUAL TOTAL RETURN/1/

                                As of 12-31-00

1-year                      -19.60%
Since Inception (12-31-99)  -19.60%

Equity funds are volatile investments and should only be considered for long-term goals. The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

/1/The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. The fund has a redemption fee of 1.00% against shares held for fewer than one month.

Q:  How did your Fund perform?

A: In the midst of the most severe bear market for technology shares in history, the Fund's annual performance on an absolute basis was disappointing, with regards to our broad-based benchmark, the S&P 500,* which returned -9.11%. However, we outperformed versus our peer benchmark, the Lipper Science & Technology Funds Index,* which returned -30.27%. This showed our ability to preserve capital as market conditions deteriorated from the March 10 high, reflecting our value of a disciplined approach to technology investing.

    The Fund's NAV peaked on March 10, coincident with the Nasdaq's all-time record close. Following a sharp correction in science and technology stocks, a narrower advance ensued, led by our holdings in leading semiconductor and Internet infrastructure companies. The Fund approached its prior high in mid-April, but then began to drop as higher interest rates hurt sector valuations. Since mid-April, the Fund's performance has been volatile with a downward bias, reaching its bottom on December 21.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The volatile performance of the Fund in 2000 was driven by four principal elements: Federal Reserve policies, shifts in investor psychology, relative sector valuations, and earnings growth.

    The most remarkable aspect of the first quarter's technology rally was that it occurred after nine months of interest-rate hikes by the Federal Reserve. Going back to 1999, the Fed's decision to inject liquidity into the system to quell Y2K concerns was at odds with its stated interest-rate bias, and helped support persistent strength in technology share prices. These contributed to a speculative bubble, reinforced by strong mutual fund cash inflows. Once the Y2K threat passed, the Federal Reserve acted to reduce liquidity by raising rates, and the technology party came to an abrupt end.

    In retrospect, shifts in money supply emboldened investors to take on additional risk as their collective actions stimulated share prices beyond those company fundamentals could support. This created a disconnect between the traditional relationship of lower valuations and higher interest rates. Following the first quarter, the valuations of technology shares were subject to severe compression, as investors struggled to value companies in a higher interest- rate environment and to assess the impact on earnings of the slowdown in GDP growth.

    The correction was magnified by the presence of better, more reasonably priced investment alternatives in other sectors, such as financial services and health care. Such stocks are also more defensive and recession-resistant.

Q: What investment strategies and techniques impacted your Fund's performance?

A: Typically, half of the Fund's assets are in seasoned, dominant companies with strong market share and solid management. Examples include EMC, Sun Microsystems, and Oracle. The balance of the portfolio consists of companies we view as next-generation leaders (Checkpoint Software, Juniper Networks, Veritas Software, Applied Microcircuits), emerging-growth companies (BEA Systems and Triquint Semiconductor), and cyclical plays (Micron Technology).

    During the first quarter, the Fund benefited from our holdings in more speculative next-generation and emerging-growth companies. As technology shares peaked in April, we repositioned the portfolio out of concern for valuations and fears that Federal Reserve policy would create a headwind for many of our companies. We reduced the Fund's holdings in companies with the loftiest valuations, and increased our weighting in more reasonably priced established companies such as Microsoft, Cisco, and Pfizer. By the time the second leg of the tech sell-off began in mid-April, we had significantly reduced the portfolio's overall valuation. This helped us to withstand that correction better than most of the tech sector.

    In late May and June, we gradually increased our exposure to carefully selected, leading biotechnology companies. We believe biotechs are relatively insensitive to macroeconomic trends and provide a counterweight to our more cyclical technology holdings.

    Finally, we did a good job of avoiding problems in those sectors of the market that took the hardest hits, including PC- and telecom-related companies.

Q:  What is your future outlook?

A: Currently, economic growth is moderating, and future growth prospects are uncertain. Fortunately, corporate expenditures on productivity-enhancement tools that help reduce costs or enhance supply-chain efficiency have traditionally held up well during prior periods of economic weakness. We do not expect this cycle to be any different. We believe the longer-term outlook for leading technology companies and next-generation companies addressing large-market opportunities is bright.

Derek V. W. Felske
Portfolio Manager

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

                                   EXHIBIT C

             ADDITIONAL INFORMATION ABOUT THE TECHNOLOGY 100 FUND

Fund Performance

    The following return information illustrates the performance of the Technology 100 Fund's Investor Class shares, which is one indication of the risks of investing in the Fund. Please keep in mind that the past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS
---------------------------

2000                 -19.6%

BEST AND WORST QUARTERLY PERFORMANCE

(During the periods shown above)

Fund name               Best quarter return       Worst quarter return
----------------------------------------------------------------------
Technology 100 Fund     25.5% (1st Q 2000)        -31.7% (4th Q 2000)


                         AVERAGE ANNUAL TOTAL RETURNS
                                As of 12-31-00

  Fund/Index                   1-year  Since Fund Inception(/1/)
 ---------------------------------------------------------------
  Technology 100               -19.60%          -19.60%
  S&P 500 Index(/2/)            -9.11%           -9.11%
  Lipper Science & Technology  -30.27%          -30.27%
  Funds Index(/3/)
----------------------------------------------------------------

(/1/)The Technology 100 Fund commenced operations on December 31, 1999. (/2/)The S&P 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index generally representative of the U.S. stock market.
(/3/)The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category.

Financial Highlights

    This information describes investment performance of the Investor Class shares of the Technology 100 Fund for the period shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report.

STRONG TECHNOLOGY 100 FUND

------------------------------------------------------------
                                                    Dec. 31,
Selected Per-Share Data(a)                            2000
------------------------------------------------------------
Net Asset Value, Beginning of Period                 $10.00
Income From Investment Operations:
 Net Investment Loss                                  (0.11)
 Net Realized and Unrealized Losses on Investments    (1.85)
------------------------------------------------------------
 Total from Investment Operations                     (1.96)
Less Distributions:
 From Net Investment Income                              --
------------------------------------------------------------
 Total Distributions                                     --
------------------------------------------------------------
Net Asset Value, End of Period                        $8.04
------------------------------------------------------------
------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------
Total Return                                         -19.6%
Net Assets, End of Period (In Millions)                $248
Ratio of Expenses to Average Net Assets                1.6%
Ratio of Net Investment Loss to Average Net Assets    (1.3%)
Portfolio Turnover Rate                              688.4%


(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

Portfolio Manager

    Derek V.W. Felske manages the Technology 100 Fund. He has over 15 years of investment experience and is a Chartered Financial Analyst. Mr. Felske joined Strong in January 1999 as a Portfolio Manager and has managed the Technology 100 Fund since its inception in December 1999. From July 1996 to January 1999, Mr. Felske was the chief executive officer of Leawood Capital Management LLC. From September 1993 to July 1996, Mr. Felske was a vice president and a Portfolio Manager of equity funds at Twentieth Century Companies, Inc. From 1991 to 1993, Mr. Felske was a member of the portfolio management team at RCM Capital Management. Mr. Felske received his bachelor's degree in economics from Dartmouth College in 1980 and his master's of business administration in finance and accounting from Wharton Business School in 1991.

                      STATEMENT OF ADDITIONAL INFORMATION
                                 June 15, 2001

                           STRONG EQUITY FUNDS, INC.
                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051
                                1-800-368-3863

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated June 15, 2001 for the Special Meeting of Shareholders of Strong Internet Fund to be held on Friday, July 20, 2001. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

    Further information about the Strong Technology 100 Fund is contained in and incorporated by reference to the Technology 100 Fund's Statement of Additional Information dated May 1, 2001. The audited financial statements and related independent auditor's report(s) for the Technology 100 Fund contained in the Annual Report for the fiscal year ended December 31, 2000 are hereby incorporated herein by reference insofar as they relate to the Technology 100 Fund. No other parts of the Annual Report are incorporated by reference herein.

    Further information about the Strong Internet Fund is contained in and incorporated by reference to the Internet Fund's prospectus and Statement of Additional Information dated May 1, 2001. The audited financial statements and related independent accountant's report for the Internet Fund contained in the Annual Report for the fiscal year ended December 31, 2000, are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

    Each Fund will furnish, without charge, a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

    The date of this Statement of Additional Information is June 15, 2001.

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
================================================================================
December 31, 2000

                                                                 (In Thousands, Except Per Share Amounts)

                                                                                                              Pro Forma
                                                                  Strong       Strong                      Combined Strong
                                                                Technology     Internet      Pro Forma       Technology 100
                                                                100 Fund        Fund        Adjustments          Fund
                                                             --------------  ------------   -----------    -----------------
Assets:
    Investments in Securities, at Value
       (Cost of $254,997, $56,986, and $311,983, respectively    $245,531       $50,527                         $296,058
    Receivable for Securities Sold                                 25,674         5,164                           30,838
    Receivable for Fund Shares Sold                                   219             3                              222
    Dividends and Interest Receivable                                   9           ---                                9
    Other Assets                                                        1             1                                2
                                                             --------------  ------------                  -----------------
    Total Assets                                                  271,434        55,695                          327,129

Liabilities:
    Payable for Securities Purchased                               23,391         5,012                           28,403
    Payable for Fund Shares Redeemed                                  191           107                              298
    Short-Term Borrowings on Line of Credit                           ---           800                              800
    Accrued Operating Expenses and Other Liabilities                  234            63                              297
                                                             --------------  ------------                  -----------------
    Total Liabilities                                              23,816         5,982                           29,798
                                                             --------------  ------------                  -----------------
Net Assets                                                       $247,618       $49,713                         $297,331
                                                             ==============  ============                  =================
Net Assets Consist of:
    Capital Stock (par value and paid-in capital)                $365,847       $96,319                         $462,166
    Accumulated Net Realized Loss                                (108,763)      (40,147)                        (148,910)
    Net Unrealized Depreciation                                    (9,466)       (6,459)                         (15,925)
                                                             --------------  ------------                  -----------------
    Net Assets                                                   $247,618       $49,713                         $297,331
                                                             ==============  ============                  =================
Capital Shares Outstanding (Unlimited Number Authorized)           30,814         8,950                           37,000
Net Asset Value Per Share                                           $8.04         $5.55                            $8.04
                                                             ==============  ============                  =================

See Notes to Pro Forma Financial Statements

PRO FORMA COMBINING STATEMENTS OF OPERATIONS (unaudited)
-------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                                    (In Thousands)
                                                                                                                       Pro Forma
                                                                                                                       Combined
                                                           Strong         Strong                                        Strong
                                                         Technology      Internet                                      Technology
                                                          100 Fund         Fund        Combined      Adjustments       100 Fund
                                                         ----------      --------      --------      -----------       ----------
Income:
    Dividends (net of foreign withholding taxes of $0
      and $2, respectively)                              $     146      $      3      $     149                        $     149
    Interest                                                   619           126            745                              745
---------------------------------------------------------------------------------------------------------------------------------
    Total Income                                               765           129            894                              894
---------------------------------------------------------------------------------------------------------------------------------

Expenses:
    Investment Advisory Fees                                 2,591           929          3,520           ($155)           3,365
    Custodian Fees                                              32            15             47                               47
    Shareholder Servicing Costs                              1,026           410          1,436                            1,436
    Reports to Shareholders                                    275           108            383                              383
    Other                                                      211            97            308                              308
---------------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                           4,135         1,559          5,694            (155)           5,539
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                         (3,370)       (1,430)        (4,800)            155           (4,645)
---------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                           (119,988)      (40,304)      (160,292)                        (160,292)
    Futures Contracts                                       11,225           157         11,382                           11,382
---------------------------------------------------------------------------------------------------------------------------------
    Net Realized Loss                                     (108,763)      (40,147)      (148,910)                        (148,910)

  Net Change in Unrealized
    Appreciation/Depreciation on
    Investments                                             (9,466)       (6,459)       (15,925)                         (15,925)
---------------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                   (118,229)      (46,606)      (164,835)                        (164,835)
---------------------------------------------------------------------------------------------------------------------------------

Net Decrease in Net Assets Resulting from
  Operations                                             ($121,599)     ($48,036)     ($169,635)          ($155)       ($169,480)
=================================================================================================================================

See Notes to Pro Forma Financial Statements

Pro Forma Combining Statement of Investments (unaudited) as of December 31, 2000


                                   Strong Technology 100 Fund          Strong Internet Fund                 Pro Forma Combined
                                  ---------------------------        -------------------------          --------------------------
                                  Shares or                          Shares or                           Shares or
                                  Principal       Value              Principal         Value             Principal         Value
                                    Amount        (Note 2)            Amount          (Note 2)            Amount          (Note 2)
                                  ---------------------------        -------------------------          --------------------------
Common Stocks
ADC Telecommunications, Inc. (a)  138,500        2,510,312                                                 138,500        2,510,312
Adobe Systems, Inc.                30,000        1,745,625                                                  30,000        1,745,625
Agile Software Corporation (a)     81,000        3,999,375                                                  81,000        3,999,375
Agilent Technologies, Inc. (a)     82,000        4,489,500                                                  82,000        4,489,500
Alcatel SA ADR                     24,000        1,342,500                                                  24,000        1,342,500
Alza Corporation (a)               29,500        1,253,750                                                  29,500        1,253,750
America Online, Inc. (a)           72,000        2,505,600            124,900        4,346,520             196,900        6,852,120
Amgen, Inc. (a)                    34,000        2,173,875                                                  34,000        2,173,875
Anaren Microwave, Inc. (a)                                              4,000          268,750               4,000          268,750
Applera Corporation-Applied
  Biosystems Group                 44,500        4,185,781                                                  44,500        4,185,781
Applied Materials, Inc. (a)        68,500        2,615,844                                                  68,500        2,615,844
Applied Micro Circuits
  Corporation (a)                  15,000        1,125,703             13,900        1,043,151              28,900        2,168,854
Ariba, Inc. (a)                    35,500        1,908,125             38,000        2,042,500              73,500        3,950,625
Art Technology Group, Inc. (a)     44,500        1,360,031                                                  44,500        1,360,031
Atmel Corporation (a)             100,000        1,162,500                                                 100,000        1,162,500
Avici Systems, Inc. (a)                                                25,000          615,625              25,000          615,625
BEA Systems, Inc. (a)              53,000        3,567,563             17,000        1,144,312              70,000        4,711,875
Best Buy Company, Inc. (a)         62,500        1,847,656                                                  62,500        1,847,656
Broadcom Corporation (a)           19,500        1,647,750             21,000        1,774,500              40,500        3,422,250
Brocade Communications
  Systems, Inc. (a)                                                    10,400          954,850              10,400          954,850
Cadence Design Systems, Inc. (a)  110,000        3,025,000                                                 110,000        3,025,000
Celestica, Inc. (a)                54,100        2,934,925                                                  54,100        2,934,925
Check Point Software
  Technologies, Ltd. (a)           13,800        1,843,163             15,200        2,030,150              29,000        3,873,313
CIENA Corporation (a)              44,500        3,621,187             23,000        1,871,625              67,500        5,492,812
Cisco Systems, Inc. (a)            77,500        2,964,375            116,200        4,444,650             193,700        7,409,025
Citrix Systems, Inc. (a)           99,000        2,227,500                                                  99,000        2,227,500
Commerce One, Inc. (a)             75,000        1,898,437             13,000          329,063              88,000        2,227,500
Comverse Technology, Inc. (a)       5,500          597,438                                                   5,500          597,438
COR Therapeutics, Inc. (a)         17,500          615,781                                                  17,500          615,781
Corning, Inc.                      31,000        1,637,187                                                  31,000        1,637,187
Corvis Corporation (a)             44,500        1,059,656                                                  44,500        1,059,656
Credence Systems Corporation (a)   80,000        1,840,000                                                  80,000        1,840,000
Critical Path, Inc. (a)            52,000        1,599,000             22,200          682,650              74,200        2,281,650
Cymer, Inc. (a)                    55,000        1,415,391                                                  55,000        1,415,391
Documentum, Inc. (a)               28,000        1,391,250                                                  28,000        1,391,250
DoubleClick, Inc. (a)                                                  40,000          440,000              40,000          440,000
DST Systems, Inc. (a)              19,500        1,306,500                                                  19,500        1,306,500
eBay, Inc. (a)                                                         27,500          907,500              27,500          907,500
Electronic Arts, Inc. (a)          58,600        2,497,825                                                  58,600        2,497,825
EMC Communications Corporation (a) 56,000        3,724,000                                                  56,000        3,724,000
Extreme Networks, Inc. (a)         41,200        1,611,950             13,700          536,013              54,900        2,147,963
Finisar Corporation (a)           139,200        4,036,800                                                 139,200        4,036,800
Flextronics International,
  Ltd. (a)                        110,000        3,135,000                                                 110,000        3,135,000
Gemstar-TV Guide
  International, Inc. (a)          70,500        3,251,813                                                  70,500        3,251,813
Genentech, Inc. (a)                70,000        5,705,000                                                  70,000        5,705,000
Genzyme Corporation (a)            34,000        3,057,875                                                  34,000        3,057,875
Human Genome Sciences, Inc. (a)    35,200        2,439,800                                                  35,200        2,439,800
i2 Technologies, Inc. (a)          90,100        4,899,187             43,700        2,376,187             133,800        7,275,374
Immunex Corporation (a)            52,000        2,112,500                                                  52,000        2,112,500
Inktomi Corporation (a)            85,000        1,519,375                                                  85,000        1,519,375
Integrated Device
  Technology, Inc. (a)             94,000        3,113,750                                                  94,000        3,113,750
Interwoven, Inc. (a)                                                   15,200        1,002,250              15,200        1,002,250
J.D. Edwards & Company (a)         76,000        1,353,750                                                  76,000        1,353,750
Jabil Circuit, Inc. (a)            62,000        1,573,250                                                  62,000        1,573,250
JDS Uniphase Corporation (a)       23,000          958,813                                                  23,000          958,813
Juniper Networks, Inc. (a)         41,500        5,231,594             42,300        5,332,444              83,800       10,564,038
KLA-Tencor Corporation (a)         66,000        2,223,375                                                  66,000        2,223,375
Lehman Brothers Holdings, Inc.     44,400        3,002,550                                                  44,400        3,002,550
Level 3 Communications, Inc. (a)   40,000        1,312,500                                                  40,000        1,312,500
Linear Technology Corporation      34,000        1,572,500                                                  34,000        1,572,500
Maxim Integrated Products,
  Inc. (a)                         51,500        2,462,344                                                  51,500        2,462,344
Mercury Interactive
  Corporation (a)                  41,500        3,745,375              6,500          586,625              48,000        4,332,000
Micromuse, Inc. (a)                37,500        2,263,477             14,900          899,355              52,400        3,162,832
Micron Technology, Inc. (a)        60,000        2,130,000                                                  60,000        2,130,000
Millennium Pharmaceuticals,
  Inc. (a)                         52,500        3,248,438                                                  52,500        3,248,438
Millipore Corporation              27,000        1,701,000                                                  27,000        1,701,000
MiniMed, Inc. (a)                  38,000        1,597,187                                                  38,000        1,597,187
Morgan Stanley, Dean Witter &
  Company                          40,000        3,170,000                                                  40,000        3,170,000
Network Appliance, Inc. (a)        43,900        2,819,889                                                  43,900        2,819,889
Newport Corporation                58,100        4,567,205                                                  58,100        4,567,205
Nextel Communications, Inc.
  Class A (a)                      51,000        1,262,250                                                  51,000        1,262,250
Nokia Corporation Sponsored ADR    43,000        1,870,500             13,500          587,250              56,500        2,457,750
Nortel Networks Corporation        62,000        1,987,875                                                  62,000        1,987,875
Novellus Systems, Inc. (a)         49,500        1,778,906                                                  49,500        1,778,906
Oracle Systems Corporation (a)     96,500        2,804,531                                                  96,500        2,804,531
Palm, Inc. (a)                     53,000        1,500,563                                                  53,000        1,500,563
Parametric Technology
  Corporation (a)                 110,000        1,478,125                                                 110,000        1,478,125
PeopleSoft, Inc. (a)               31,000        1,152,813                                                  31,000        1,152,813
Powerwave Technologies, Inc. (a)   39,500        2,310,750                                                  39,500        2,310,750
QLogic Corporation (a)             52,000        4,004,000                                                  52,000        4,004,000
Qualcomm, Inc. (a)                 64,500        5,301,094             58,700        4,824,406             123,200       10,125,500
Quantum Corporation - DLT &
  Storage Systems (a)             155,000        2,063,438                                                 155,000        2,063,438
Qwest Communications
  International, Inc. (a)                                              30,000        1,230,000              30,000        1,230,000
Redback Networks, Inc. (a)         63,500        2,603,500                                                  63,500        2,603,500
RF Micro Devices, Inc. (a)         96,900        2,658,694                                                  96,900        2,658,694
Sanmina Corporation (a)            18,000        1,379,250                                                  18,000        1,379,250
SDL, Inc. (a)                      16,500        2,445,094                                                  16,500        2,445,094
Siebel Systems, Inc. (a)           40,000        2,705,000                                                  40,000        2,705,000
Sonus Networks, Inc. (a)           60,000        1,515,000                                                  60,000        1,515,000
Sun Microsystems, Inc. (a)         85,000        2,369,375             91,000        2,536,625             176,000        4,906,000
Sycamore Networks, Inc. (a)        22,000          819,500                                                  22,000          819,500
Synopsys, Inc. (a)                 31,500        1,494,281                                                  31,500        1,494,281
Tektronix, Inc. (a)               129,500        4,362,531                                                 129,500        4,362,531
Tellabs, Inc. (a)                  34,000        1,921,000                                                  34,000        1,921,000
Texas Instruments, Inc.            43,000        2,037,125                                                  43,000        2,037,125
The Goldman Sachs Group, Inc.      28,000        2,994,250                                                  28,000        2,994,250
TIBCO Software, Inc. (a)           27,000        1,294,312             29,000        1,390,187              56,000        2,684,499
TriQuint Semiconductor, Inc. (a)   62,000        2,708,625              6,900          301,444              68,900        3,010,069
Unisys Corporation (a)            121,000        1,769,625                                                 121,000        1,769,625
USinternetworking, Inc. (a)       574,500        2,872,500                                                 574,500        2,872,500
VeriSign, Inc. (a)                 74,200        5,504,712             22,410        1,662,542              96,610        7,167,254
VERITAS Software Corporation (a)   76,200        6,667,500                                                  76,200        6,667,500
Vignette Corporation (a)           62,000        1,116,000             37,000          666,000             111,200        1,782,000
Vitesse Semiconductor
  Corporation (a)                  32,000        1,770,000                                                  32,000        1,770,000
Waters Corporation (a)             24,200        2,020,700                                                  24,200        2,020,700
webMethods, Inc. (a)                                                   16,500        1,467,469              16,500        1,467,469
Xilinx, Inc. (a)                  102,700        4,737,037              7,000          322,875             109,700        5,059,912
Yahoo! Inc. (a)                    90,000        2,715,469             43,800        1,321,528             133,800        4,036,997
-----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                            245,452,327                          49,939,046                          295,391,373
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Investments (b)
Firstar Bank, N.A., 6.32%          22,500           22,500             92,900           92,900             115,400          115,400
Sara Lee Corporation, 6.25%        56,400           56,400                                                  56,400           56,400
Wisconsin Electric Power
Company, 6.24%                        100              100                100              100                 200              200
United States Treasury Bills,
Due 3/08/01                                                           500,000          494,881             500,000          494,881
-----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments                        79,000                             587,881                              666,881
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities                245,531,327                          50,526,927                          296,058,254
Other Assets and Liabilities, Net                2,086,682                            (814,372)                           1,272,310
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                    $247,618,009                         $49,712,555                         $297,330,564
===================================================================================================================================

(a) Non-income producing security.
(b) Short-term investments include any security which has a remaining maturity of less than one year.

See Notes to Pro Forma Financial Statements

STRONG EQUITY FUNDS, INC. (Technology 100)
Notes to Pro Forma Financial Statements

1.   BASIS OF COMBINATION

The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statements of Operations give effect to the proposed merger of the Strong Internet Fund into the Strong Technology 100 Fund. The proposed merger will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The Merger will be accomplished by an exchange of all outstanding shares of the Strong Internet Fund in exchange for shares of the Strong Technology 100 Fund.

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Strong Equity Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

a) The Pro Forma Combining Statements of Assets and Liabilities assume the issuance of additional shares of the respective Strong Fund as if the reorganization had taken place on December 31, 2000 and are based on the net asset value of the acquiring fund. In addition, the Strong Technology 100 Fund is the surviving fund for accounting and legal purposes. The performance history of the Strong Technology 100 Fund will be carried forward.

b) The Strong Internet Fund's investment advisory is 1.20% and the Strong Technology 100 Fund's investment advisory fee is 1.00%. The pro forma adjustments reflect the impact of applying the investment advisory fee in place for Strong Technology 100 Fund to the Strong Internet Fund.

                                                                 [STRONG  LOGO]


               VOTE BY TOUCH-TONE PHONE OR THROUGH THE INTERNET
         CALL TOLL-FREE: 1-888-221-0697 OR VISIT WWW.PROXY.STRONG.COM


                             STRONG INTERNET FUND


                Proxy Card For Special Meeting of Shareholders

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies and constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher and Susan A. Hollister as proxies, each with power to act without the other, and with power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the above-referenced fund ("Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on July 20, 2001, at 8:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated June 15, 2001, receipt of which is hereby acknowledged.



DATE: _________________________, 2001

NOTE: Please sign exactly as your name(s) appear(s) on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


____________________________________________________
Signature(s)    (Title(s), if applicable)

--------------------------------------------------------------------------------

                     WE NEED YOUR VOTE BEFORE JULY 20, 2001
________________________________________________________________________________
PLEASE, your vote is important and as a shareholder, you are asked to be at the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, signing, dating, and promptly returning this Proxy Card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number at 1-888-221-0697, or (3) voting on the Strong web site at www.proxy.strong.com. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Voting by proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or through the web site), or by telephone at 1-888-221-0697, of such revocation at any time before the Meeting.
________________________________________________________________________________

                            THANK YOU FOR YOUR TIME


                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS
________________________________________________________________________________
This Proxy will be voted as specified. If no specification is made, this Proxy Card will be voted FOR the Plan of Reorganization and in the discretion of the proxies as to any other matters that may properly come before the Meeting.

1. To approve the Plan of Reorganization,            FOR      AGAINST        ABSTAIN
   including an amendment to the Articles of         [ ]        [ ]            [ ]
   Incorporation of Strong Equity Funds, Inc., as
   described in the Proxy Statement/Prospectus, and
   the transactions it contemplates.

2. To vote upon such other business as
   may properly come before the Meeting.
________________________________________________________________________________
              TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD
                                     {TC}